Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 12, 2003, except for Note 17, as to which the date is September 30, 2003, in Amendment No. 1 to the Registration Statement (Form SB-2 No. 333-110148) and related Prospectus of USA Technologies, Inc. for the registration of 61,434,113 shares of its common stock.





                                                 /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 19, 2003